UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report:  June 1, 2019
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2019, Tenet Healthcare Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that the Company’s Board of Directors (the “Board”) appointed Christopher S. Lynch to the Board, effective on August 7, 2019. Mr. Lynch had not yet been appointed to serve on any committees of the Board as of the Original Report.

The Company is filing this amendment to the Original Report to report that, on August 7, 2019, the Board appointed Mr. Lynch to serve as a member of the Board’s Audit Committee and Human Resources Committee, effective immediately.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

104	Cover page from Tenet Healthcare Corporation’s Current Report on Form 8-K filed on August 9, 2019, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: August 9, 2019	By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Vice President, Assistant General Counsel and Corporate Secretary